UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2023

MAGELLAN MIDSTREAM PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16335	73-1599053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units	MMP	New York Stock Exchange(1)

(1)	The common units of Magellan Midstream Partners, L.P. ceased being traded prior to the opening of the market on September 25, 2023 and will no longer be listed on the NYSE.

Introductory Note

On September 25, 2023 (the “Closing Date”), Otter Merger Sub, LLC (“Merger Sub”), a Delaware limited liability company and wholly owned direct, subsidiary of ONEOK, Inc., an Oklahoma corporation (“ONEOK”), completed its merger (the “Merger”) with and into Magellan Midstream Partners, L.P. a Delaware limited partnership (“Magellan”), as a result of which Magellan became a wholly owned, direct, subsidiary of ONEOK. The Merger was effected pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated May 14, 2023, by and among ONEOK, Merger Sub and Magellan.

Item 1.02 Termination of a Material Definitive Agreement.

Credit Facility

In connection with the closing of the Merger, on September 25, 2023, Magellan, at the direction of ONEOK, terminated all outstanding lender commitments, including commitments of the lenders to issue letters of credit, under the Second Amended and Restated Credit Agreement, dated as of October 26, 2017, among Magellan, Wells Fargo Bank, National Association, as Administrative Agent and an Issuing Bank, JPMorgan Chase Bank, N.A., as Co-Syndication Agent and an Issuing Bank, and Suntrust Bank, as Co-Syndication Agent and an Issuing Bank, and the other lenders party thereto (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of May 17, 2019 and that certain Second Amendment to Amended and Restated Credit Agreement dated as of November 8, 2022 and as otherwise amended prior to the date hereof, the “Credit Agreement”). In connection with the termination of the Credit Agreement, on September 25, 2023, all outstanding obligations for principal, interest and fees under the Credit Agreement were paid off in full.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the Introductory Note above is incorporated into this Item 2.01 by reference. As a result of the Merger, each unit of Magellan (the “Magellan Units”) issued and outstanding immediately prior to the time the Merger became effective (the “Effective Time”), was converted into the right to receive (i) 0.667 shares of ONEOK common stock, par value $0.01 (each whole share, the “ONEOK common stock”) and (ii) cash in the amount of $25.00. No fractional shares of ONEOK common stock will be issued in the Merger, and holders of Magellan Units will, instead, receive cash in lieu of fractional shares of ONEOK common stock, if any, as provided in the Merger Agreement.

In addition, at the Effective Time:

(i)	each Partnership RSU Award (as defined in the Merger Agreement), whether vested or unvested, that was outstanding immediately prior to the Effective Time was assumed by ONEOK and converted into a phantom unit award relating to a number of shares of ONEOK common stock equal to the number of Magellan Units subject to such Partnership RSU Award immediately prior to the Effective Time multiplied by the Equity Exchange Ratio (as defined in the Merger Agreement), rounded up or down to the nearest whole share of ONEOK common stock and otherwise subject to the same terms and conditions of such Partnership RSU Award; and

(ii)	each Partnership PSU Award (as defined in the Merger Agreement), whether vested or unvested, that was outstanding immediately prior to the Effective Time was assumed by ONEOK and converted into a phantom unit award relating to a number of shares of ONEOK common stock equal to the number of Magellan Units subject to such Partnership PSU Award immediately prior to the Effective Time, assuming achievement of the applicable performance based vesting condition at the maximum level, multiplied by the Equity Exchange Ratio, rounded up or down to the nearest whole share of ONEOK common stock and otherwise subject to the same terms and conditions of such Partnership PSU Award (other than the performance-based vesting conditions); provided, however, such assumed award or the relevant portion thereof will be paid to the holder thereof no later than March 15th of the year following the calendar year in which any substantial risk of forfeiture, within the meaning of Internal Revenue Code Section 409A, lapses with respect to such assumed award or the relevant portion thereof.

The issuance of shares of ONEOK common stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to ONEOK’s registration statement on Form S-4 (File No. 33-272758) (the “Registration Statement”), declared effective by the Securities Exchange Commission (the “SEC”) on July 24, 2023. The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger.

The foregoing summary has been included to provide investors and security holders with information regarding the Merger and the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to Magellan’s Form 8-K filed on May 15, 2023, and the terms of which are incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the completion of the Merger, Magellan Units were listed and traded on the New York Stock Exchange (“NYSE”) under the trading symbol “MMP.” In connection with the completion of the Merger, Magellan (i) notified the NYSE that each eligible and outstanding Magellan Unit (including each Partnership RSU Award and Partnership PSU Award) was converted into the right to receive (x) 0.667 shares of ONEOK common stock, and (y) cash in the amount of $25.00 and (ii) requested that the NYSE withdraw the listing of Magellan Units from listing on the NYSE prior to the open of trading on September 25, 2023. Upon the Partnership’s request, on September 25, 2023, the NYSE filed a notification of removal of listing on Form 25 to delist Magellan Units from the NYSE and the deregistration of the Magellan Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Magellan Units ceased being traded prior to the opening of the market on September 25, 2023, and are no longer listed on NYSE.

In addition, Magellan intends to file with the SEC a Form 15 requesting that the reporting obligations of Magellan under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 1.02, Item 2.01, Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of the Registrant.

On the Closing Date, Merger Sub merged with and into Magellan, as a result of which Magellan became a wholly owned, direct subsidiary of ONEOK.

The information set forth in the Introductory Note, Item 2.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, Mr. Aaron L. Milford, Mr. Chansoo Joung, Mr. Edward J. Guay, Mr. Walter R. Arnheim, Mr. James R. Montague, Mr. Barry R. Pearl, Mr. Sivasankaran Somasundaram, Ms. Stacy P. Methvin and Ms. Lori A. Gobillot resigned as directors of Magellan GP, LLC, the general partner of Magellan (the “General Partner”), effective as of the Effective Time. None of these resignations were a result of any disagreement with Magellan, its management or its board of directors.

Also effective as of the Effective Time, each named executive officer of the General Partner serving as an officer immediately prior to the Effective Time ceased his or her respective service as an officer of the General Partner.

Effective as of the Effective Time, Pierce H. Norton II was appointed President and Chief Executive Officer of the General Partner and Walter S. Hulse III was appointed Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development of the General Partner.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of May 14, 2023, by and among ONEOK, Inc., Otter Merger Sub, LLC and Magellan Midstream Partners, L.P. (incorporated by reference to Exhibit 2.1 to Magellan’s Current Report on Form 8-K, filed May 15, 2023 (File No. 1-16335)).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGELLAN MIDSTREAM PARTNERS, L.P.

By: Magellan GP, LLC, its general partner

Date: September 25, 2023	By:	/s/ Walter S. Hulse III
	Name:	Walter S. Hulse III
	Title:	Executive Vice President,
Chief Financial Officer and Treasurer

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